UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2015
(Date of Most Recent Event)

AMERICATOWNE Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Per Item 701 of Regulation S-K, the Company discloses the following sale of its unregistered securities. On June 18, 2014, the Company's sole shareholder, officer and director at the time, Richard Chiang, entered into an agreement to sell an aggregate of 10,000,000 shares of the Company's common stock to Yilaime. Effective upon the closing date of the Share Purchase Agreement, June 26, 2014, Richard Chiang executed the agreement and owned no shares of the Company's stock. This transaction resulted in Yilaime retaining rights, title and interest to all issued and outstanding shares of common stock in the Company.

On August 11, 2014, the Company entered into a Contribution Agreement with Yilaime resulting in the issuance of 3,000,000 shares of common stock in the Company to Yilaime. Yilaime agreed to contribute to the operations of the Company certain assets previously acquired by Yilaime through an Intellectual Property Assignment Agreement between Mr. Perkins, as Assignee, and Yilaime, as Assignor. The intent of the parties in executing and performing under the Contribution Agreement was to effectuate the tax-free transfer of assets into the Company pursuant to Section 351 of the United States Tax Code.

On October 8, 2014, the Company entered into the Stock Exchange Agreement with Yilaime NC. Pursuant to the terms of the Stock Exchange Agreement, in consideration for the issuance of 3,616,059 shares of common stock in the Company to Yilaime NC, Yilaime NC conveyed 10,848,178 shares of its restricted common stock. The intent of the parties in executing and performing under the Stock Exchange Agreement is to effectuate tax-free reorganization under Section 368 of the Internal Revenue Code of 1986.

On January 8, 2015, the Board of Directors for the Company authorized its Chairman of the Board to execute the Contribution Agreement between the Company and Yilaime. Pursuant to the terms of the Contribution Agreement, in consideration for the issuance of 750,000 shares of common stock in the Company to Yilaime, Yilaime is contributing to the operations of the Company certain assets previously acquired by Yilaime through an agreement with the Ningbo Meishan Free Trade Port Zone Administrative Committee dated April 1, 2014 (the "Meishan Agreement"). More specifically, the Company, as assignee of Yilaime's rights under the Meishan Agreement, shall receive certain incentives, preferential policies and financial support from Meishan in consideration of the Company meeting specific exporting benchmarks mutually agreed upon by the parties following good faith negotiations. The Meishan Agreement is attached as an exhibit to the Contribution Agreement, in addition to Meishan's approval of the contribution and assignment of assets to the Company and ratification of the Company's assumption of Yilaime's duties under the Meishan Agreement.

On April 24, 2015, the Board Directors authorized Yilaime NC to transfer 1,791,942 fractional shares of common stock to sixty-nine (69) shareholders as part of a restructuring of Yilaime NC. The Board of Directors approved this fractional issuance as being in the best interests of the Company. The shares associated with this issuance remain restricted under Rule 144 or until such time the shares are registered on Form S-1 (as specifically defined above in Item 4. The Board of Directors further authorized Yilaime NC to transfer 1,824,107 shares of common stock of the Company to Yilaime as part of a restructuring agreements between Yilaime NC and Yilaime (99% of shares of common stock held by Yilaime in Yilaime NC were tendered back to Yilaime NC).

ITEM 8.01. OTHER EVENTS.

The Company currently has 22,943,624 shares of common stock issued and outstanding. Yilaime and Yilaime NC, both of whom are related parties through the beneficial ownership by Alton Perkins, as discussed below, holds title to 13,000,000 and 3,616,059 shares of common stock, respectively.

On April 24, 2015, the Board Directors authorized Yilaime NC to transfer 1,791,942 fractional shares of common stock to sixty-nine (69) shareholders as part of a restructuring of Yilaime NC. The Board of Directors approved this fractional issuance as being in the best interests of the Company. The shares associated with this issuance remain restricted under Rule 144 or until such time the shares are registered on Form S-1. The shares are to be issued as follows following registration or upon the restrictions being lifted:

Name	Shares of Common Stock in Company Transferred
Alvin Powell	14145
Grace K. Mabiala	65313
Agnes K. Kimutu	4400
Ayodele Joy Oyelowo	3000
Alice Katundu David	12000
Cheryl Chaslin	55039
Jacinta Mwalali	13500
Dr. Philip Mwalali	8500
Dr. Joseph Karogi	2900
Jane Muturi	20400
Samson Maina Thuo	7000
Lindsey E. Moore	22000
Bruce Rogers	4420
Jeannette Lelo	3400
Winny David	6000
Estella Chitambo Tindal	2000
Isack Niyongabo	5000
Dr. Kimberly Tungate	40000
Lillian W. Kthungu	9500
Samuel Muli	15333
Christopher T. Moore	125000
Platini Lelo	1700
Lucy Nganga	8400
Doris W. Nganga	9900
Jane Wanjohi	11900
Christine Malu Tshiapey	2000
Xianghai Lin	35259
Olufemi Oyelowo	3400
Andre Chaslin	419139
Watson Salapo	11000
Paul M. Ndungu	14215
Paul Janssen	352543
Margaret Ngunjiri	13600
Diversified Compliance Service, LLC	35000
Gillian Mwanikio	20200
Elizabeth Mukuna	1000
Veronica Lelo	2000
Domitila Mutavi	5700
Michelle Mwizu	1000
Beatrice Kahihu	8500
Glodie Montanga	19000
Dr. Daniel Gatabaki	58750
Margaret Wangui Mutua	3333
Dr. Emile Omba	3400
Nehemie Diayenda	4400
Clarie M. Mufalo	1700
Dorina Gardner	2000
Damian Okeke Ideas Professional Consulting Firm (Mary Hodges)	3000
Stephen Barine	50000
Nadia Emhirech	30000
Martha Chelimo	5000
Esther Kivuti	6100
Albertha Johnson	1500
Elizabeth Njoki Muigai	4027
Catherine Ngugi	1000
Harriet Karambu Kimutai	3500
Jin Rong Liu	25000
Beatrice David	6000
Regina Price	25000
Lillian Kathungu	6000
Agnes A. Akoth	1000
Christine Mugwongo	10000
Leah Bett	43352
Rose G. Murithi	3061
Charles Farag	40212
Bruno Soba Quirino	1750
Yannick M. Shabani	1100
Ladell Blackwell	2000
Zhi Cai Lin	25451

The Board of Directors further authorized Yilaime NC to transfer 1,824,107 shares of common stock of the Company to Yilaime as part of a restructuring agreements between Yilaime NC and Yilaime (99% of shares of common stock held by Yilaime in Yilaime NC were tendered back to Yilaime NC).

Following the above-referenced fractional share transfers, the following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of the date of this filing. Except as otherwise indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent (%) of Common Stock
Named Executive Officers
Alton Perkins (2)	20,674,484 (3)	90.11%

(1) The above table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable. Unless otherwise indicated, beneficial ownership is determined in accordance with the Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and includes voting or investment power with respect to the shares beneficially owned.

(2) Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary.

(3) Mr. Perkins is the majority shareholder of Yilaime and Yilaime NC. These two entities are the holders of the majority of issued and outstanding shares of common stock in the Company. Mr. Perkins is also the Trustee of the Alton & Xiang Mei Lin Perkins Family Trust and the AXP Nevada Asset Protection Trust 1, which holds 5,100,367 and 120,000 shares, respectively, of the issued and outstanding common stock in the Company.

ITEM 9.01. EXHIBITS

Exhibit No.	Document

10.1	April 24, 2015 Resolution of Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC.

By: /s/ Alton Perkins
Alton Perkins
Chairman of the Board, President, Chief Executive
Officer, Chief Financial Officer, Secretary
Dated: April 24, 2015